Incorporated Under the Laws of

NO. "NUMBER"	the State of Utah	SHARES «Shares»

SENTO CORPORATION

6,800 AUTHORIZED SHARES OF SERIES B CONVERTIBLE PARTICIPATING PREFERRED STOCK

NO PAR VALUE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THAT ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR IN A TRANSACTION WHICH QUALIFIES AS AN EXEMPT TRANSACTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER.

This Certifies that	«Owner»	is the owner of

«Shares_Written» shares of Series B Convertible Participating Preferred Stock of

SENTO CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

THE CORPORATION WILL FURNISH THE HOLDER OF THIS CERTIFICATE INFORMATION CONCERNING THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES, INCLUDING THE LIQUIDATION AND DIVIDEND PREFERENCES AND THE VOTING AND CONVERSION RIGHTS OF THE SERIES B CONVERTIBLE PARTICIPATING PREFERRED STOCK, UPON WRITTEN REQUEST AND WITHOUT CHARGE.

In Witness Whereof, the duly authorized officers of this Corporation have hereunto subscribed their names this 21st day of December, 2006.

PATRICK F. O'NEAL, President	ANTHONY J. SANSONE, Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT - __________Custodian __________
TEN ENT	as tenants by the entireties	(Cust)	(Minor)
JT TEN	as joint tenants with right of	under Uniform Gifts to Minors Act (Utah)
survivorship and not as tenants
in common

Additional abbreviations may also be used though not in the above list.

For Value Received	hereby sell, assign, and transfer unto
[please insert social security or other identifying number of assignee]

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE GUARANTEED BY:

(Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange.)